Rule 482 ad
                                                                     Rule 497(e)
                                                    File Nos. 2-10653 and 811-82

[Television commercial. Video of fencers sparring and having a conversation:] [Fencer one states:] So, where are you putting your money these days?
[Video supers and dissolves]
[Title slide reading:] CGM Focus Fund Managed by Ken Heebner
[Fencer two states:] I'm in CGM Focus Fund: it zeroes in on opportunities in specific sectors and industries.
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] Hmmm. . . might be a good strategy.
[Fencer two states:] The Fund is concentrated so every move counts.
[Fencer one states:] I can relate to that!
[Fencer two states:] And, it's so selective, only certain stocks make the cut... [Video supers and dissolves and new title slide supers and is held that reads:]
o You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. [the first bullet point is held as the second bullet point appears and reads:] o The prospectus contains this and other important information about the Fund. [the following is held at the bottom of the slide:] 1-800-CGM-INFO (toll-free)
[Fencer one states:] Maybe I should get into that.
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer two states:] My point exactly.
[Video dissolves and title slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:] CGM Focus Fund 1-800-CGM-INFO
[Voice reads:] Call 1-800-CGM-INFO for current performance information and for a prospectus.
[Title slide dissolves into video of fencers walking away in a white outlined box on the left side of the frame; text appears to the right of the outlined box and reads:] Read the prospectus carefully before investing.
[Voice reads:] Read the prospectus carefully.
[Commercial ends.]